                                                                EXHIBIT 10.214



[ADOT LOGO]            INTERMODAL TRANSPORTATION DIVISION
                       CONTRACTS & SPECIFICATIONS SECTION
            1651 W Jackson St. Room 121F Phoenix, Arizona 85007-3217
                   Phone (602) 712-7221   Fax (602) 712-6956

Jane Dee Hull                                               Dick Wright
  Governor                                                  State Engineer

Victor M. Mendez
   Director                     December 24, 2002

Meadow Valley Contractors, Inc.
PO BOX 60726
Phoenix, AZ 85082-0726


                        RE: 095 YU 012 H441502C
                            NH-063-1(018)N
                            SAN LUIS - Yuma QUARTZSITE(SR 95)
                            (Somerton - 32nd Street)

                            ITEM#25201


At a meeting on December 20, 2002, the Transportation Board awarded a contract for the construction of the above referenced project to you in accordance with the proposal you submitted to this Department on November 8, 2002. This is your Notice of Award of Contract.

In accordance with subsection 103.08 of the Specifications, you shall sign the contract and return it with satisfactory contract bonds no later than 10 calendar days after the date of this notice of award. Your submittal shall include the required Certificate of Insurance and Workers Compensation documents. The Department will not execute the contract until all documentation is submitted and work shall not start nor shall there be a partnering meeting nor a preconstruction conference until the contract is fully executed.

In accordance with subsection 108.02 of the Standard Specifications, you shall begin work on or before February 7, 2003. Contract time will be charged commencing on that date.

Contact the Construction Supervisor as shown on the advertisement for proposals to arrange a Preconstruction Conference.

We look forward to working with your company toward the successful completion of this project.

                                       Sincerely,

                                       /s/ Barry Crockett

                                       BARRY CROCKETT
                                       Engineer-Manager


BC:erb

cc: District Engineer
    Resident Engineer

                               CONTRACT AGREEMENT

THIS AGREEMENT, made and entered into this 31ST day of DECEMBER, 2002, by and between the STATE OF ARIZONA, acting by and through its State Engineer duly authorized by the Director, Arizona Department of Transportation to enter into such agreement, party of the first part, and MEADOW VALLEY CONTRACTORS INC. hereinafter called the Contractor, party of the second part.

WITNESSETH: That the said Contractor, for in consideration of the sum to be paid him by said State Arizona in the manner and at the time hereinafter provided, and of the other covenants and agreements herein contained, hereby agrees, for himself, heirs, administrators, successors and assigns as follows:

     ARTICLE I -- SCOPE OF WORK: The Contractor shall perform in a workmanlike and substantial manner and to the satisfaction of the State Engineer, all the work specified under TRACS/Project No.

095 YU 012 H441502C  NH-063-1(018)N
SAN LUIS-YUMA-QUARTZSITE HWY (US 95)
(Somerton -- 32nd Street)

and furnish at his own cost and expense all necessary machinery, tools, apparatus, materials and labor to complete the work in the most substantial and workmanlike manner according to the Plans and Specifications therefor on file with the State Engineer and such modifications of the same and other directions that may be made by the State Engineer as provided herein.

     ARTICLE II -- CONTRACT DOCUMENTS: It is further agreed that the Proposal, Plans, Standard Specifications, Special Provisions, Contract Bond(s) and any and all Supplementary Agreements, and any and all requirements necessary to complete the work in a substantial and acceptable manner, and any and all equipment and progress statements required, are hereby referred to and made a part of this contract, and shall have the same force and effect as though all of the same were fully inserted herein.

     ARTICLE III -- WARRANTY: The Contractor expressly warrants that he is free from obligation of any other person or persons for services rendered, or supposed to have rendered, in the procurement of this contract. He further agrees that any breach of the Warranty shall constitute adequate cause for the annulment of the Contract by the State of Arizona and that the State of Arizona may retain to its own use from any sums of money due or become due thereunder, an amount thereof equal to any brokerage, commission, or percentage so paid, or agreed to be paid.

     ARTICLE IV -- TIME OF COMPLETION: The Contractor further covenants and agrees that all of the said materials shall be furnished and delivered and all of the said labor shall be done and performed in every respect to the satisfaction and approval of the State Engineer and that the said work shall be turned over to the State Engineer, complete and ready for use, on or before the specified time herein. The work shall be free and discharged of all claims and demands whatsoever for, or on account of any and all labor and materials used or furnished to be used in said work.

     It is expressly understood and agreed that in case of failure on the part of the Contractor, for any reason, except with the written consent of the State Engineer, to complete the entire work to the satisfaction of the State Engineer, and within the aforesaid time limit, the party of the first part shall deduct from any money due, or which may become due the Contractor, as liquidated damages, an amount in accordance with Subsection 108.09 of the Contract Specifications.

     If no money shall be due the Contractor, the State shall have a cause of action to recover against the Contractor in a court of competent jurisdiction, liquidated damages, in accordance with Subsection 108.09 of the Contract Specifications, said deduction to be made, or said sum to be recovered, not as a penalty, but as liquidated damages; provided, however, that upon receipt of written notice from the Contractor, of the existence of causes, as herein provided, over which said Contractor has no control and which must delay the completion of said work or any delay occasioned by the Arizona Department of Transportation, the State Engineer may extend the period hereinbefore specified for the completion of said work in accordance with the Specifications and in such case, the Contractor shall become liable for said liquidated damages for delays commencing from date said extension period shall expire.

     After the date as set up in Contract plus any extension granted, no further payments shall be made the Contractor until all work is completed and accepted by the State engineer. It is also agreed that the date of completion shall be that upon which the work is accepted by the State Engineer.

     ARTICLE V -- CLAIMS FOR EXTRA WORK: It is distinctly understood and agreed that no claim for extra work or materials, not specifically herein provided, done or furnished by the Contractor, will be allowed by the State Engineer, nor shall the Contractor do any work or furnish any materials not covered by these Specifications and Contract, unless such work is ordered in writing by the State Engineer. In no event shall the Contractor incur any liability by reason of any oral direction or instruction that he may be given by the State Engineer, or his authorized representatives. It is the intent and meaning of this Article that all orders, directions, instructions, not contained in the Plans, Specifications, and Special Provisions, pertaining to the work shall be in writing, and the Contractor hereby waives any claims for compensation for work done, or materials furnished in violation thereof.

     ARTICLE VI -- MISUNDERSTANDING OR DECEPTION: The party of the second party agrees that he has investigated the site of the work and all parts and appurtenances thereto and hereby waives any right to plead misunderstanding or deception as to location, character of work or materials, estimates of quantities or other conditions surrounding or being a part of the work and understands that the quantities or other conditions surrounding or being a part of the work and understands that the quantities given in the Bidding Schedule are approximate only, and hereby agrees to accept the quantities as actually placed and finally determined upon the completion of the work, in accordance with the Contract Documents.

     ARTICLE VII -- PAYMENTS: For and in consideration of the faithful performance of the work herein embraced, as set forth in the Contract Agreement, Specifications, Special Provisions, Bidding Schedule and all general and detailed Specifications and Plans, which are a part hereof, and in accordance with the directions of the State Engineer and to his satisfaction or his authorized agents, the said State of Arizona agrees to pay to said Contractor the amount earned, computed from the actual quantities of work performed, as shown by the estimates of the State Engineer, and the unit prices named in the attached Bidding Schedule and Supplementary Agreements made a part hereof, and to make such payments in the manner and at the time provided in the specifications hereto appended.

 0912 R10/91                                                        Sheet 1 of 2

     ARTICLE VIII - IT IS EXPRESSLY UNDERSTOOD AND AGREED that no work shall be done nor any obligations incurred under this contract during any fiscal year which are in excess of the funds programmed and budgeted for this project for that fiscal year.

     ARTICLE IX - THE CONTRACTOR SHALL INDEMNIFY AND SAVE HARMLESS THE STATE, its officers and employees, from all suits, actions or claims of any character brought because of any injuries or damage received or sustained by any person, persons or property on account of the operations of the said contractor or an account of or in consequence of any neglect in safeguarding the work; or through use of unacceptable materials in constructing the work; or because of any act or omission, neglect or misconduct of said contractor; or because of any claims or amounts recovered from any infringements of patent, trademark or copyright; or from any claims or amounts arising or recovered under the Workmen's Compensation Act or any other law, ordinance, order or decree, except the contractor is not required to indemnify or save harmless the State from liability arising from the negligence of the State.

     The contractor shall indemnify and save harmless any county or incorporated city, its officers and employees, within the limits of which county or incorporated city work is being performed, all in the same manner and to the same extent as provided in the above paragraph.

     IT IS FURTHER UNDERSTOOD AND AGREED that all work required to be done under this contract in excess of the funds now appropriated and budgeted for this project shall not be done nor any obligation incurred therefor until such time as the Legislature appropriates the additional funds and the same are budgeted for this project by the Arizona Department of Transportation and in that event the parties hereto are bound to continue performance of this contract to the extent permitted by the funds so appropriated and budgeted.

     In the event that no funds are appropriated or budgeted for this project for the succeeding fiscal year, then this contract shall be null and void, except as to that portion for which funds have now been appropriated and budgeted, therefore, and no right of action or damages shall accrue to the benefit of the parties hereto as to that portion of the contract that may so become null and void.

     All parties are hereby put on notice that this contract (agreement) is subject to cancellation by the Governor pursuant to Arizona Revised Statutes
Section 38-511.

     IT IS ALSO UNDERSTOOD AND AGREED that this contract is subject to A.R.S. 28-1824, 28-1825, 28-1826, together with all other limitations pursuant to the applicable laws of the State of Arizona relating to public contracts and expenditures.

095 YU 012 H441502C   NH-063-1(018)N
SAN LUIS-YUMA-QUARTZSITE HWY (US 95)
(Somerton - 32nd Street)



Witness our hands and seals this 31st day of    DECEMBER    2002
                                 ____        ______________   __

                                STATE OF ARIZONA



                                   By:            [Illegible]
                                        _____________________________________
                                   For: Department of Transportation


EVIDENCE OF AUTHORITY TO SIGN
THE CONTRACT MUST BE ON FILE
WITH THE DEPARTMENT, OTHERWISE
IT MUST BE FURNISHED WITH THE
PROPOSAL.

                                   PARTY OF THE FIRST PART

                                           Meadow Valley Contractors, Inc.
                                        _____________________________________


                                   By:  /s/     Robert W. Bottcher
                                        _____________________________________
                                                    Contractor
                                        ROBERT W. BOTTCHER     AREA MANAGER


Attest:          [Illegible]
        _____________________________     PARTY OF THE SECOND PART
                  Signature




                                                                      Article IX
                                                                 Revised 8/30/00
                                                              Contract Agreement
                                                                    Sheet 2 of 2

Printed 2/2002                                                     Page 12 of 12


                                  BID SCHEDULE

                              095 YU 012 H441502C


--------------------------------------------------------------------------------------------------------------
 ITEM NO.                ITEM DESCRIPTION              UNIT      QUANTITY      UNIT PRICE      EXTENDED AMOUNT
--------------------------------------------------------------------------------------------------------------
9240020        FORCE ACCOUNT WORK (REMOVAL OF          L.SUM          1.000    $ 80,000.00       $ 80,000.00
               IRRIGATION PIPE)
--------------------------------------------------------------------------------------------------------------
9240111        MISCELLANEOUS WORK (HANDRAIL)             M           46.000         150.00          6,900.00
               (DETAIL E)
--------------------------------------------------------------------------------------------------------------
9240126        MISCELLANEOUS WORK (MEDIAN CHANNEL-     L.SUM          1.000       3,000.00          3,000.00
               IZATION) (DETAIL K)
--------------------------------------------------------------------------------------------------------------
9240142        MISCELLANEOUS WORK (HAUL MILLINGS)        M3      19,077.000           5.00         95,385.00
--------------------------------------------------------------------------------------------------------------
9240170        CONTRACTOR QUALITY CONTROL              L.SUM          1.000     200,000.00        200,000.00
--------------------------------------------------------------------------------------------------------------
9250001        CONSTRUCTION SURVEYING AND LAYOUT       L.SUM          1.000     195,000.00        195,000.00
--------------------------------------------------------------------------------------------------------------
9260004        ENGINEERS FIELD OFFICE                  L.SUM          1.000      35,000.00         35,000.00
--------------------------------------------------------------------------------------------------------------


                                                             ------------------
                                                 BID TOTAL:    $10,532,664.85
                                                             ------------------

                STATUTORY PERFORMANCE BOND PURSUANT TO TITLE 34,
              CHAPTER 2, ARTICLE 2 OF THE ARIZONA REVISED STATUTES
           (PENALTY OF THIS BOND MUST BE 100% OF THE CONTRACT AMOUNT)

KNOW ALL MEN BY THESE PRESENTS:                                Bond No. 24006430

That, Meadow Valley Contractors, Inc. (hereinafter called the Principal), As Principal, and Liberty Mutual Insurance Company (hereinafter called Surety), a corporation organized and existing under the laws of the State of Massachusetts, with its principal office in the city of Boston, holding a certificate of authority to transact surety business in Arizona issued by the Director of the Department of Insurance, as Surety, are held and firmly bound unto the Arizona Department of Transportation (hereinafter called the Obligee in the amount of TEN MILLION, FIVE HUNDRED THIRTY-TWO THOUSAND, SIX HUNDRED SIXTY-FOUR AND 85/100 dollars ($10,532,664.85), for the payment whereof, the said Principal and Surety bind themselves, and their heirs, administrator, executors, successors and assigns, jointly and severally, firmly by these presents.

     WHEREAS, the Principal has agreed to enter into a certain contract with the Obligee for construction and completion of certain work described as.

095 YU 012 H441502C  NH-063-1(018)N
SAN LUIS-YUMA-QUARTZSITE HWY (US 95)
(Somerton - 32nd Street)

which contract is hereby referred to and made a part hereof as fully and to the same extent as if copied at length herein.

          NOW, THEREFORE, THE CONDITION OF THIS OBLIGATION IS SUCH, that if the said Principal shall faithfully perform and fulfill all the undertakings, covenants, terms, conditions and agreements of said contract during the original term of said contract any extension thereof, with or without notice to the Surety, and during the life of any guaranty required under the contract, and shall also perform and fulfill all the undertakings, covenants terms, conditions, and agreement of any and all duly authorized modifications of said contract that may hereafter be made, notice of which modifications to the Surety being hereby waived; then the above obligation shall be void, otherwise to remain in full force and effect;

          PROVIDED, HOWEVER, that this bond is executed pursuant to the provisions of Title 34, Chapter 2, Article 2, of the Arizona Revised Statutes, and all liabilities on this bond shall be determined in accordance with the provisions of said Title, Chapter and Article, to the extent as if they were copied at length herein.

     The prevailing party in a suit on this bond shall recover as a part of the judgment such reasonable attorneys' fees as may be fixed by a judge of the Court.

     Witness our hands this 26th day of December, 2002.

MEADOW VALLEY CONTRACTORS, INC.      /s/ Robert W. Bottcher
-------------------------------      ------------------------------------------
PRINCIPAL            SEAL            BY: ROBERT W. BOTTCHER AREA MANAGER

LIBERTY MUTUAL INSURANCE COMPANY     /s/ Rhonda C. Abel
-------------------------------      ------------------------------------------
SURETY               SEAL            BY: Rhonda C. Abel, Attorney-in-Fact

Aon Risk Services                    1901 Main St., Suite 300, Irvine, CA 92614
-------------------------------      ------------------------------------------
AGENCY OF RECORD                     AGENCY ADDRESS

/s/ Carol Trelford
-------------------------------
ARIZONA COUNTERSIGNATURE

1850 North Central Avenue,
Suite 1700
Phoenix, AZ 85004
-------------------------------      PERFORMANCE BOND
ADDRESS                              SHEET 1 OF 1

(602) 427-3200
-------------------------------
PHONE NUMBER

12-1301 R9/92